UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Global Entrepreneurs Fund, Inc.
(Exact name of Registrant as specified in charter)
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Address of principal executive offices)
214-891-8294
(Registrant’s telephone number, including area code)

Russell Cleveland
President and CEO
RENN Capital Group, Inc.
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Name and address of agent for service of process)
214-891-8294
(Agent’s telephone number, including area code)

Date of fiscal year end: December 31,

December 31, 2011
(Date of reporting period)

Item 1.  Annual Report to Shareholders

RENN Global Entrepreneurs Fund, Inc.

2011 Annual Report

"The Entrepreneurial Difference"

ANNUAL REPORT TO SHAREHOLDERS
OF
RENN GLOBAL ENTREPRENEURS FUND, INC.

December 31, 2011

Dear Shareholder,

I believe in 2012 we may be emerging from one of the longest and most difficult periods in memory.  Over the past several years we have been planting, i.e., investing in a number of companies that could blossom in 2012.

One of our legacy companies has emerged as a new public stock. CMSF, Inc. is now Plures Technologies, Inc. This company has exciting possibilities with respect to its specialty semiconductor technology.  Meanwhile, we are continuing to work on finding a merger partner for Integrated Security Systems, Inc., another legacy holding.   We have been examining a number of different opportunities and hope to have something favorable to report over the next three to six months.  RENN Global is a significant holder of each of these companies.

In our semi-annual report we described a new holding, AnchorFree, Inc.  This company is still privately owned but continues to make excellent progress.  AnchorFree is now ranked in the top 100 online destinations by traffic in the whole world, a very big accomplishment.  The company now has over 10 million unique users with 2 billion page views per month.  AnchorFree recently released its Apple application which is already one of the top downloaded utility applications in six countries.  The addressable world market is currently 1.5 billion internet users so the market potential is quite large.  Long term, AnchorFree would like to go public or merge with a major strategic partner.  Unlike many internet companies, AnchorFree is very profitable.

We also described in our semi-annual report a large holding, PHC, was being acquired by Acadia Health.  This merger has been completed.  As a major player in the behavioral, mental health field, Acadia is commanding attention from a number of health care analysts.  The stock trades under the symbol ACHC on the NASDAQ.  We have a nice unrealized profit in ACHC, and we anticipate further growth.

Several more of our holdings, e.g., Access Plans, Inc. and Global Axcess Corporation, could be acquired and provide liquidity for the Fund.  Lastly, Bovie Medical expects JPlasma, a revolutionary surgical product, to be cleared in the near term by the FDA.  I believe Bovie could have significant appreciation in 2012-2013.

It appears that the Chinese stocks have “bottomed out” after a very difficult market period.  Any up-turn would really help this portfolio.  In these difficult economic times, all six of our Chinese holdings exhibited revenue growth this year.

We will have our 2011 Annual Shareholders Meeting on Wednesday, May 23, 2012 at the Doubletree Hotel, Campbell Center at 11:00 a.m. to vote for, among other things, directors and review our portfolio.

Even though we have been through a difficult period, we have had successes in the past.  Perhaps we are coming back into “our zone” in 2012.  We appreciate our shareholders’ support.

Sincerely

Russell Cleveland
President and CEO

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2011

TABLE OF CONTENTS

President’s Letter

Financial Statements

Allocation of Assets	1
Schedule of Investments	2
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9

Reports of Independent Registered Public Accounting Firms	17
Director and Officer Compensation	19
Changes in or Disagreements with Accountants	19
Management Information	19
Quarterly Reports	21
Proxy Voting Policies and Procedures	21
Portfolio Proxy Voting Records	21
Dividend Reinvestment Plan	22
Corporate Information	23

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RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2011

Allocation of Assets (% of Fund’s Net Assets)

Industry	%
Semiconductors & Related Devices	16.7%
Non-Operating Establishments	14.1%
Services – Specialty Outpatient Facilities, NEC	13.1%
Services – Direct Mail & Advertising	10.5%
Services – Business Services, NEC	10.3%
Surgical & Medical Instruments & Apparatus	9.0%
Communication Services	8.9%
Household Audio & Video Equipment	4.2%
Electronic Components & Accessories	3.8%
Services – Detective, Guard, Armored Car Services	3.7%
Electrical Industrial Apparatus	2.3%
Wholesale – Electronic Parts & Equipment	1.7%
Crude Petroleum & Natural Gas	1.4%
Canned, Frozen & Preserved Fruit, Vegetable & Food Specialties	0.9%
Advertising	0.7%
Biological Products	0.2%
Cash and Accruals	-1.5%
100.0%

Allocation of Assets by Country (% of Fund’s Net Assets)

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2011

SCHEDULE OF INVESTMENTS
Unaffiliated Investments

Shares or Principal Amount	Company	Cost	Value(12)
	CONVERTIBLE BONDS – 7.30% (6)
	Business Services – 2.99%
$569,000	Pipeline Data, Inc. 10% Maturity June 29, 2011 (11)	$569,000	$284,500

	Crude Petroleum & Natural Gas – 1.26%
	PetroHunter Energy Corporation 8.5% Maturity
$1,000,000	November 5, 2012	1,000,000	120,000

	Semiconductors and Related Devices – 3.05%
$966,666	Dynamic Green Energy Limited 7% Maturity June 10, 2011 (1) (11)	966,666	290,000
	Total Unaffiliated Convertible Bonds	2,535,666	694,500
	OTHER SECURITIES – 8.95% (3) (6)
	CONVERTIBLE PREFERRED EQUITIES
	Communications Service – 8.95%
277,778	AnchorFree, Inc. Series A Convertible Preferred (1) (3)	500,000	850,001

	Total Unaffiliated Convertible Preferred Equities	500,000	850,001

	COMMON EQUITIES – 45.40% (3)(6)
	Advertising – 0.68%
100,000	SearchMedia Holdings Ltd (3)	780,994	65,000

	Biological Products – 0.21%
1,335,714	Hemobiotech (3)	1,360,116	20,036

	Business Services, NEC – 7.30%
476,667	Global Axcess Corporation (3)	630,834	286,000
51,300	Points International, Ltd. (3)(5)	280,440	407,835
		911,274	693,835

	Canned, Frozen & Preserved Fruit, Veg & Food Specialties –0.97%
49,650	SkyPeople Fruit Juice Inc. New (3)	148,950	92,349

	Crude Petroleum & Natural Gas – 0.10%
808,445	PetroHunter Energy Corporation (3)	101,056	9,701

	Detective, Guard and Armored Car Services – 3.68%
2,687,500	Murdoch Security & Investigations, Inc. (1)(3)	1,250,000	349,375

	Electronic Components & Accessories – 3.79%
200,000	COGO Group, Inc. (3)	836,019	360,000

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2011

SCHEDULE OF INVESTMENTS
Unaffiliated Investments (continued)

Shares or Principal Amount	Company	Cost	Value(12)
	COMMON EQUITIES (continued)
	Electronic Industrial Apparatus – 2.30%
26,250	Hollysys Automation Technologies Ltd (3)(5)	$226,238	$218,400

	Home Health Care Services – 13.12%
125,000	Acadia Healthcare Co. Inc. (formerly PHC, Inc.) (3)(5)	510,000	1,246,250

	Household Audio & Video Equipment – 2.54%
166,667	Aurasound, Inc. (3)	1,000,000	241,667

	Surgical & Medical Instruments & Apparatus – 8.98%
402,500	Bovie Medical Corporation (3)(5)	757,377	853,300

	Wholesale – Electronic Parts & Equipment – 1.73%
428,647	SinoHub, Inc. (3)	1,038,180	164,043
	Total Unaffiliated Common Equities	8,920,204	4,313,956

	MISCELLANEOUS SECURITIES – 1.67% (3)(6)
	Household Audio & Video Equipment – 1.67%
166,667	Aurasound Inc. warrant to buy (3)(7)	0	158,334
	Total Unaffiliated Miscellaneous Securities	0	158,334

	TOTAL UNAFFILIATED INVESTMENTS	$11,955,870	$6,016,791

Aggregate Gross Unrealized Appreciation of all Unaffiliated Securities	$1,492,277
Aggregate Gross Unrealized Depreciation of all Unaffiliated Securities	$(7,431,356)
Net Unrealized Appreciation/Depreciation of all Unaffiliated Securities	$(5,939,079)
Aggregate Cost of All Unaffiliated Securities for Income Tax Purposes	$11,955,870

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2011

SCHEDULE OF INVESTMENTS
Affiliated Investments

Shares or Principal Amount	Company	Cost	Value(12)
	OTHER SECURITIES – 10.02% (2)(3)(6)
	CONVERTIBLE PREFERRED EQUITIES
	Non-Operating Establishments – 0.01%
37.5	Integrated Security Systems, Inc. Preferred D (2)(3)(10)	$75,000	$1,124

	Semiconductor& Related Devices – 10.01%
625	Plures Technologies, Inc., (formerly CMSF Corp.) (2)(3)(4)	500,000	951,056
	Total Affiliated Other Securities	575,000	952,180

	COMMON EQUITIES – 28.11% (2)(3)(6)
372,420	Direct Mail & Advertising – 10.43%
	Access Plans Inc. (2)(3)	2,209,925	990,637

	Non-Operating Establishments – 14.07%
1,113,793	Integrated Security Systems, Inc. (2)(3)(10)	9,056,721	1,336,552

	Semiconductor &Related Devices–3.61%
115,772	Plures Technologies, Inc., (formerly CMSF Corp.) (2)(3)(4)	5,723,348	343,413
	Total Affiliated Common Equities	16,989,994	2,670,602

	MISCELLANEOUS SECURITIES – 0.07% (2)(3)(6)
	Direct Mail & Advertising– 0.07%
2,234	Access Plans Inc., options to buy (2)(3)(8)	0	4,044
1,492	Access Plans Inc., options to buy (2)(3)(9)	0	2,581
	Total Affiliated Miscellaneous Securities	0	6,625

	TOTAL AFFILIATED INVESTMENTS	17,564,994	3,629,407
	TOTAL UNAFFILIATED INVESTMENTS	11,955,870	6,016,791
	TOTAL INVESTMENTS	$29,520,864	$9,646,198
	OTHER ASSETS AND LIABILITIES	0	(144,508)
	TOTAL NET ASSETS	$0	$9,501,690

.

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2011

INFORMATION REGARDING AFFILIATED/RESTRICTED SECURITIES (2)(3)(6)

					% of
Affiliated / Restricted Security(2)(3)	Date(s) Acquired	Cost 6/30/11	Cost 12/31/11	Value(12) 12/31/11	Net Assets
Access Plans Inc. (2)(3)	8/31/01-
Common Equity	3/25/11	$2,209,925	$2,209,925	$990,637	10.43%
Access Plans Inc. (2)(3)(8)(9)
Options to buy @ $0.85	4/1/09	0	0	4,044	0.04
Options to buy @ $0.93	8/2/10	0	0	2,581	0.03
Total Affiliated /Restricted Securities		$2,209,925	$2,209,925	$997,262	10.50%

INFORMATION REGARDING CONTROLLED AFFILIATED/RESTRICTED SECURITIES (10)

Controlled Affiliated / Restricted Security (2)(3)(10)	Date(s) Acquired	Cost 6/30/11	Cost 12/31/11	Value(12) 12/31/11	% of Net Assets
Plures Technologies, Inc., (formerly CMSF Corp.) (2)(3)(4)
Preferred A Equity	5/23/11	$500,000	$500,000	$951,056	10.01%
Plures Technologies, Inc., (formerly CMSF Corp.) (2)(3)(4)	9/23/94-
Common Equity	5/17/11	5,723,348	5,723,348	343,413	3.61
Integrated Security Systems, Inc. (2)(3)(10)
Preferred D Equity	10/13/99	75,000	75,000	1,124	0.01
Integrated Security Systems, Inc. (2)(3)(10)	12/31/96-
Common Equity	12/31/10	9,056,721	9,056,721	1,336,552	14.07
Total Controlled Affiliated/Restricted Securities		$15,355,069	$15,355,069	$2,632,145	27.70%
Total Affiliated/Restricted and Controlled Affiliated/Restricted Securities		$17,564,994	$17,564,994	$3,629,407	38.20%

(1)	Securities in a privately owned company.
(2)	“Affiliated” generally means that the Fund (and/or affiliated funds) has a director on issuer’s board and/or the Fund owns more than 5% of the issuer’s voting shares.
(3)	Non-Income-Producing.
(4)
Securities exempt from registration under Rule 144A of the Securities Act of 1933 may be sold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2011 the aggregate value of the restricted common securities was $342,112 representing 3.60% of net assets.  The restricted common securities were purchased in numerous transactions between April 10, 2009 and March 31, 2011.  At December 31, 2011, the value of the restricted preferred securities was $951,056 representing 10.01% of net assets. The restricted securities have discounts of 12.2%.  The Fund owns 385 shares of Plures Technologies Inc. which are not restricted but these shares would have to be sold under Rule 144.  At December 31, 2011 the aggregate value of the unrestricted securities was $1301 representing 0.014% of net assets.

(5)	These securities or a portion of these securities are pledged as collateral against the due-to-broker balance (margin loan).
(6)	Percentage is calculated as a percentage of net assets.
(7)	These warrants represent the ability to purchase 166,667 shares of common stock of AuraSound, Inc. at $0.50 per share. These warrants expire on 6/7/2014.
(8)
These options represent the ability to purchase 2,234 shares of common stock of Access Plans Inc. at $0.85 per share.  These options were issued as compensation to Russell Cleveland for service as a Director of Access Plans Inc.  Mr. Cleveland disclaims any beneficial ownership.  These options will expire 3 months after he ceases to be on the Board of Directors.

(9)
These options represent the ability to purchase 1,492 shares of common stock of Access Plans, Inc. at $0.93 per share.  These options were issued as compensation for the services to Russell Cleveland as a Director of Access Plans Inc.  Mr. Cleveland disclaims any beneficial ownership.  These options expire 8/2/2015.

(10)	“Controlled” generally means the Fund (and/or affiliated funds) owns 20% or more of the issuer’s shares.
(11)	Security is in default.
(12)	See Fair Value Measurements as set forth in Note 5 to the Financials.

RENN Global Entrepreneurs Fund, Inc.
Statement of Assets and Liabilities
December 31, 2011

ASSETS

Investments at fair value, cost of $29,520,864 at December 31, 2011	$9,646,198
Cash and cash equivalents	174,056
Interest and dividends receivable	27
Prepaid and other assets	18,425
$9,838,706

LIABILITIES AND NET ASSETS

Liabilities:
Due to broker	$283,571
Accounts payable	4,165
Accounts payable – affiliate	49,280
$337,016

Net assets:
Common Stock, $1 par value, 20,000,000 shares authorized,
4,673,867 shares issued, and 4,463,967 shares outstanding	$4,673,867
Additional paid in capital	24,743,958
Treasury stock at cost	(1,734,967)
Accumulated net realized gain on investments	1,693,498
Net unrealized depreciation of investments	(19,874,666)
Net assets	$9,501,690
Net assets value per share	$2.13

See Accompanying Notes to Financial Statements

RENN Global Entrepreneurs Fund, Inc.
Statement of Operations
Year Ended December 31, 2011

Investment income:
Interest income	$(240,694)
Dividend income	408
Other income	6,668
(233,618)

Expenses:
General and administrative	231,725
Interest expense	27,113
Legal and professional fees	148,018
Management fee to affiliate	192,762

599,618

Net investment loss	(833,236)

Realized and unrealized gain (loss) on investments:
Net unrealized appreciation of investments	1,439,521
Net realized loss on investments	(3,577,272)

Net loss on investments	(2,137,751)

Net decrease in net assets resulting from operations	$(2,970,987)

Net decrease in net assets resulting from operations per share	$(0.67)

Weighted average shares outstanding	4,463,967

See Accompanying Notes to Financial Statements

RENN Global Entrepreneurs Fund, Inc.
Statements of Changes in Net Assets
Years Ended December 31, 2011

	2011	2010
From operations:
Net investment loss	$(833,236)	$(526,167)
Net realized gain (loss) on investment	(3,577,272)	322,284
Net unrealized appreciation (depreciation)
of investments	1,439,521	(5,489,770)

Net decrease in net assets resulting from operations	(2,970,987)	(5,693,653)

From distributions to stockholders:
Cash dividends declared	-	-

Total decrease in net assets	(2,970,987)	(5,693,653)

Net assets:
Beginning of period	12,472,677	18,166,330

End of period	$9,501,690	$12,472,677

See Accompanying Notes to Financial Statements

RENN Global Entrepreneurs Fund, Inc.
Statement of Cash Flows
Year Ended December 31, 2011

2011
Cash flows from operating activities:
Decrease in net assets resulting from operations	$(2,970,987)
Adjustments to reconcile decrease in net assets to
net cash provided by operating activities:
Net unrealized appreciation
on investments	(1,439,521)
Net realized loss on investments	3,577,272
Decrease in interest and dividend receivable	259,143
Decrease in prepaid and other assets	6,159
Decrease in accounts payable	(663)
Decrease in accounts payable-affiliate	(18,142)
Purchase of investments	(1,701,921)
Proceeds from sale of investments	2,685,530

Net cash provided by operating activities	396,870

Cash flows from financing activities:
Net margin repayments	(666,369)

Net cash used in financing activities	(666,369)

Net decrease in cash and cash equivalents	(269,499)

Cash and cash equivalents at beginning of the period	443,555

Cash and cash equivalents at end of the period	$174,056

Supplemental cash flow information
Cash paid for interest	$27,113

See Accompanying Notes to Financial Statements

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
December 31, 2011

Note 1	Organization and Business Purpose

RENN Global Entrepreneurs Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide its stockholders primarily with long-term capital appreciation by investing substantially in privately-placed convertible and equity securities of emerging growth companies traded on U.S. securities exchanges.

RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, serves as the Investment Adviser to the Fund. In this capacity, RENN Group is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. RENN Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Note 2	Summary of Significant Accounting Policies

Valuation of Investments

Portfolio investments are stated at quoted market prices or fair value as determined by RENN Group (Note 5).

Revenue Recognition

The Fund recognizes realized gain/loss in the period of the sale based upon the identified cost basis.  Change in unrealized gain/loss is reflected during the period of the change.  Dividend income is recorded on the record date.  Interest income is recorded as earned on an accrual basis.  The Fund reserves any dividends or interest income that it determines is potentially uncollectible based upon an analysis of several factors used in assessing the financial condition of each company.  The Fund has recorded a reserve for doubtful interest income due on convertible bonds in the amount of $547,557 as of December 31, 2011.  The adjustments to this reserve recorded during 2011 resulted in the reduction of previously reported interest income and resulted in a negative balance in interest income of ($240,694) for the year ended December 31, 2011.

Cash and Cash Equivalents

As of December 31, 2011, cash and cash equivalents are at risk to the extent that they exceed Federal Deposit Insurance Corporation insured amounts.  The Fund has not experienced any losses as a result of this risk. The Fund considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.  As of December 31, 2011, cash equivalents were held in the Federated Prime Obligations Fund which is not covered by depository insurance.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
December 31, 2011

Note 2	Summary of Significant Accounting Policies, continued

Income Tax

The Fund has elected the special income tax treatment available to “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) which allows the Fund to be relieved of federal income tax on that part of its net investment income and realized capital gain that it pays out to its stockholders.  The requirements to qualify for RIC status include, but are not limited to certain qualifying income tests, asset diversification tests and distribution of substantially all of the Fund’s taxable investment income to its stockholders.  It is the intent of management to comply with all IRC requirements as they pertain to a RIC and to distribute all of the Fund’s taxable investment income and realized long-term capital gain within the defined period under the IRC to qualify as a RIC.  Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in the Fund’s net assets as well as the amount of cash available for distribution to stockholders.  Continued qualification as a RIC requires management to satisfy certain investment diversification requirements in future years.  There can be no assurance that the Fund will qualify as a RIC in future years.

Federal income taxes payable on behalf of stockholders on realized capital gain that the Fund elects to retain are accrued and reflected as tax expense paid on behalf of stockholders on the last day of the tax year in which such gain is realized.

Net Decrease in Net Assets resulting from operations per share

Net decrease in net assets resulting from operations per share is based on the weighted average number of shares outstanding of 4,463,967 during the year ended December 31, 2011.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

Note 3	Due to/from Broker

The Fund conducts business with various brokers for its investment activities.  The clearing and depository operations for the investment activities are performed pursuant to agreements with these brokers.  “Due from broker” represents unsettled sales transactions.  “Due to broker” represents a margin loan payable to these brokers, which is secured by investments in securities maintained with the lending broker as collateral for the margin loan (as indicated by footnote 5 on the schedule of investments).  The Fund is subject to credit risk to the extent the brokers are unable to deliver cash balances or securities, or clear security transactions on the Fund’s behalf. RENN Capital Group, Inc., the investment adviser, actively monitors the Fund’s exposure to these brokers and believes the likelihood of loss under those circumstances is remote. At December 31, 2011, “due from broker” balance was $0 and “due to broker” balance was $283,571.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
December 31, 2011

Note 3	Due to/from Broker, continued

The terms on a margin loan are governed by federal regulation and by the rules of National Association of Securities Dealers (“NASD”) and the securities exchanges.  In general under Federal Reserve Board Regulation T, firms can lend a customer up to 50% of the price of a security.  The rules of NASD and the exchanges supplement the requirements of Regulation T by placing “maintenance” margin requirements on customer accounts.  Under the rules of the broker, equity in the account must not fall below 30% of the current market value of the securities in the account that have a market value above $6.625 or $2.00 per share for securities that have a market value between $2.125 and $6.625.  The failure to do so may cause the firm to force the sale of or liquidate the securities in the account in order to bring the account’s equity back to the required level.  The loan is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion.  The Fund has a negotiated interest rate of 150 basis points over the Federal Funds rate.  The interest will vary with any changes in the Federal Funds rate.  The interest charges are added to the loan balance.  At December 31, 2011 the margin interest rate was 2.74%.  The margin loan balance is secured by the securities as explained on the schedule of investments. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes.  Federal regulations under the 1940 Act require that the Fund maintain 300% asset coverage in relation to any borrowed amount.

Note 4	Management Fees and Reimbursement

Pursuant to an Investment Advisory Agreement (the “Agreement”) effective May 15, 2009, RENN Group performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.  In addition, under the Agreement, the Investment Adviser is reimbursed by the Fund for certain directly allocable administrative expenses.  A summary of fees and reimbursements paid by the Fund under either the Agreement or the prospectus is as follows:

RENN Group receives a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of each quarter, each payment to be due as of the last day of the calendar quarter.  The Fund incurred $192,762, during the year ended December 31, 2011 for such management fees.

The Investment Adviser was reimbursed by the Fund for directly allocable administrative expenses paid by the Investment Adviser on behalf of the Fund.  Such reimbursements were $44,106 during the year ended December 31, 2011.

At December 31, 2011 the Fund had an account payable of $49,280 for the amount due for the fees and expense reimbursements disclosed above.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
December 31, 2011

Note 5	Valuation of Investments

Investments are carried in the statements of assets and liabilities at fair value, as determined in good faith by RENN Group, subject to the approval of the Fund’s Board of Directors.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities and warrants. These securities may be unregistered and thinly-to-moderately traded.  Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a weekly basis, RENN Group prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price on the date of valuation.

Restricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value.  Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.  However, the Fund considers, among other things, whether a debt issuer is in default or bankruptcy and the underlying collateral and may adjust the fair value accordingly.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, NASDAQ or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option).   An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Adviser will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
December 31, 2011

Note 5	Valuation of Investments, continued

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Convertible Bonds	$-	$410,000	$284,500	$694,500
Convertible Preferred Equities	-	850,001	952,180	1,802,181
Common stock	4,713,551	349,375	1,921,632	6,984,558
Miscellaneous Securities	-	6,625	158,334	164,959
Total Investments	$4,713,551	$1,616,001	$3,316,646	$9,646,198

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Level 3
Beginning balance – December 31, 2010	$1,394,895
Purchase of Level 3 Preferred Equities	500,000
Purchase of Level 3 Common stock	45,739
Transferred from Level 2 to Level 3	1,621,052
Transferred from Level 3 to Level 2	(410,000)
Settlements of Level 3 Convertible Bonds	(433,334)
Realized gain on settlements of Level 3 Convertible Bonds	150,000
Changes in unrealized gain or loss	448,294
Ending Balance – December 31, 2011	$3,316,646

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.  The transfers into Level 3 and out of Level 3 identified above were due to changes in the observability of the inputs utilized by the Fund to estimate the fair value of certain securities.

Note 6	Income Taxes

During 2011 management has followed a policy of distributing all of the Fund’s taxable investment income and realized capital gain within the defined period under the IRC to ensure that any federal income tax on such income, if any, is paid by the Fund’s stockholders.  During the year ended December 31, 2011 there was no taxable investment income or net realized long-term capital gain, and therefore no declaration of any distributions.  Accordingly, no income tax expense was reported by the Fund for the year ended December 31, 2011.  The Fund had a tax loss carryforward of $12,676,631 for the year ended December 31, 2011, which is available to offset future realized capital gain for a period of up to seven years. No income tax benefit has been reflected on this carryforward, as the income tax application has not yet been determined.

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
December 31, 2011

Note 7	Related Party Transactions

On April 15, 2011, the Fund purchased 277,778 Series A preferred shares of AnchorFree, Inc. from Global Special Opportunities Trust (GSOT), a fund to which RENN Group acted as investment adviser.  GSOT was a fund with a finite life that terminated May 31, 2011; thus, GSOT had to liquidate its portfolio by that date.  AnchorFree is a private company; thus, there is (and was at that time) no active market for its securities.  The Fund purchased the AnchorFree shares from GSOT for $500,000 or $1.80 per share, which was GSOT’s cost basis.  The fair value at the time of the purchase, as determined by a third party, was $3.06.  GSOT was aware of the $3.06 valuation, but given its impending liquidation, was satisfied being made whole.  The Fund benefitted by buying a $3.06 asset for $1.80.  Thus, both funds received a satisfactory outcome.

In order to provide liquidity the Fund sold the following securities to RENN Universal Growth Investment Trust PLC (a fund advised by RENN Capital Group, Inc) during the year ended December 31, 2011.

Portfolio Company	# of Shares	Net Proceeds	Cost	Gain / Loss
Bovie Medical Corporation (BVX)	100,000	$238,609	$215,545	$23,064
Global Axcess Corporation (GAXC)	476,666	$240,716	$630,832	$(390,116)
Acadia Healthcare Co. (ACHC) (formerly PHC, Inc.)	100,000	$213,996	$102,000	$111,996

RENN Global Entrepreneurs Fund, Inc.
Notes to Financial Statements
December 31, 2011

Note 8	Financial Highlights

Selected per share data and ratios for each share of common stock outstanding are as follows:

	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$2.79	$4.07	$4.13	$8.46	$10.84

Net investment loss	(0.18)	(0.12)	(0.14)	(0.17)	(0.17)
Net realized and unrealized gain
(loss) on investments	(0.48)	(1.16)	0.08	(3.86)	(2.11)

Total return from investment operations	(0.66)	(1.28)	(0.06)	(4.03)	(2.28)

Capital share transactions	0.00	0.00	0.00	0.00	0.00
Distributions:
From net realized capital
gain on investments	0.00	0.00	0.00	(0.30)	(0.10)
Net asset value, end of period	$2.13	$2.79	$4.07	$4.13	$8.46
Per share market value, end of period	$1.82	$1.96	$2.60	$2.92	$6.15

Portfolio turnover rate	14.46%	7.36%	8.99%	8.26%	21.27%

Total investment return
based on market value: (a)	(7.14%)	(24.62)%	(10.96)%	(47.64)%	(37.33)%

Ratio to average net assets: (b):
Net investment loss	(7.30)%	(3.66)%	(3.46)%	(2.78)%	(1.65)%

Expenses	5.25%	5.47%	6.30%	4.85%	3.45%

(a)
Total investment return is calculated by comparing the common stock price on the first day of the period to the price on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan and reflects taxes paid by the Fund for deemed distributions.  Total investment return calculated for a period of less than one year is not annualized.

(b)	Average net assets have been computed based on monthly valuations.

Note 9	Subsequent Events

In preparing the accompanying financial statements, in accordance with Statement of Financial Accounting Standards (“FAS”)  No. 165, “Subsequent Events”, the Fund has reviewed events that have occurred after December 31, 2011 through February 29, 2012 the date the financial statements were available to be issued.  During this period, the Company did not have any material subsequent events.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
RENN Global Entrepreneurs Fund, Inc.

We have audited the accompanying statement of assets and liabilities of RENN Global Entrepreneurs Fund, Inc. (the “Company”), including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2011, 2010, and 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RENN Global Entrepreneurs Fund, Inc. as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2011, 2010, and 2009, in conformity with accounting principles generally accepted in the United States of America.

MALIN, BERGQUIST & COMPANY, LLP

Pittsburgh, Pennsylvania
February 29, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
RENN Global Entrepreneurs Fund, Inc.

We have audited the accompanying financial highlights of RENN Global Entrepreneurs Fund, Inc. (the“Company”) for the years ended December 31, 2008 and 2007. These financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights referred to above present fairly, in all material respects, the financial highlights of RENN Global Entrepreneurs Fund, Inc. for the years ended December 31, 2008 and 2007, inconformity with accounting principles generally accepted in the United States of America.

February 29, 2012

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2011

Director and Officer Compensation

The Fund has no employees, and, therefore, does not compensate any employees.  Officers of the Fund receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund.  The Fund does not have any stock option or similar retirement or pension fund for officers or directors of the Fund.

Directors who are not employees of RENN Group receive a monthly fee of $2,000 (the Chairman of the Audit Committee receives $3,000), plus $750 and reasonable out-of-pocket expenses for each quarterly valuation meeting attended.  The Fund does not pay its directors who are considered “interested persons” of the Fund any fees for their directorship services or reimburse expenses to such individuals except for those incurred specifically in the performance of their duties as directors of the Fund.  The aggregate compensation paid to the directors during the period covered by this Report was $93,000.

Changes in or Disagreements with Accountants

During the two most recent fiscal years there have been no disagreements with the former accountant or current accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Management Information

		Term of Office	Principal	No. Portfolios	Other
		And Time	Occupation	Overseen In	Public
	Positions with	Served on	During Past	Fund	Company
Name	Fund	Current Term	5 Years	Complex (1)	Directorships
Interested Directors:

Russell Cleveland (2)	President		CEO of the Fund	1	Access Plans, Inc.,
	CEO	Annual	And its Adviser		Cover-All
	Chairman	3 Years			Technologies Inc.,
		2 Years Served			Integrated
Security Systems, Inc.

Non-Interested Officers and Directors

Ernest C. Hill	Director	3 Years	Consultant	1	None
2 Years Served
	Audit Comm.	Annual
	Governance Comm.	Annual

Charles C. Pierce, Jr.	Director	3 Years	Private Investor	1	None
3 Years Served
	Audit Comm.	Annual
	Governance Comm.	Annual

J. Philip McCormick	Director	3 Years	Consultant	1	PostRock
		1 Year Served			Energy
	Audit Comm.	Annual
	Governance Comm.	Annual

Barbe Butschek	Secretary	Annual	Financial Officer	0	None
	Treasurer	Annual	of the Fund and
	CFO	Annual	Its Adviser

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2011

Management Information, continued

		Term of Office	Principal	No. Portfolios	Other
		And Time	Occupation	Overseen In	Public
	Positions with	Served on	During Past	Fund	Company
Name	Fund	Current Term	5 Years	Complex (1)	Directorships

Scott Douglass	Vice President	Annual	Portfolio Manager	1	None
of the Fund and its Adviser

Eric Stephens	Vice President	Annual	Portfolio Manager	1	Plures
		of the Fund and its Adviser			Technologies, Inc.

(1)	“Fund complex” defined as U.S registered investment companies with the same adviser. There are no other such entities to group with the Fund.
(2)
Russell Cleveland is a beneficiary of a family trust which owns more than 5% of the Fund.  He is also the President, sole director, and majority owner of RENN Capital Group, Inc., the Fund’s investment adviser.

Board Member Attributes.  The following is a summary of some of the experience, skills and attributes that led to the conclusion that each member should serve as a director for the Fund:

Russell Cleveland, the Chairman, brings more than 50 years of experience in the investment business, 40 years of which were spent as a portfolio manager specializing in multiple classes of securities of small private and publicly traded companies.  He is a graduate of the Wharton School of Business and has appeared on CNBC numerous times as a small cap analyst.  He has been a Director of the Fund since its inception.

Charles C. Pierce, Jr. is a retired Vice Chairman of Dain Rauscher, Inc., former President of the Texas Stock and Bond Dealers Association, and former Chairman of the South Central District of the Securities Industry Association covering Texas, Oklahoma, New Mexico, Kansas, and Colorado, and has been a Director of the Fund since 2002.

J. Philip McCormick has been an independent investor and corporate adviser since 1999.  He is Senior Adviser to Stonehenge Growth Capital Company.  Prior to 1999 he practiced public accounting for 26 years (1965-1991) and was a senior financial officer in three public companies (1991-1998).   He has been a Director of the Fund since 2006.

Ernest C. Hill was an Assistant Professor of Finance with Southern Methodist University and an Associate Director of the Southwestern Graduate School of Banking, and was instrumental in the formation of an Entrepreneurial Seminar for the Southern Methodist School of Business.  He was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA with honors in Investment and Finance.  He specializes in computer-aided investment analysis and administrative procedures.  Mr. Hill has been a Director of the Fund since 1994.

Additional information concerning the directors is included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund.  This information may be obtained without charge by calling (800) 687-3863.

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2011

Management Information, continued

Consideration of Diversity in Board Membership.  In selecting and re-electing board members, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives.  The Fund has members who bring experience in banking and finance, executive management of corporations, directorship, and success with entrepreneurial challenges, among others.  The Fund intends to keep a diversity of skills and attitudes in its board makeup and assesses those qualities in any present director or one who is being considered for nomination to the Board.

Board Oversight of Risk.  The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf.  The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt.  It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund.

Board Leadership Structure.  The Board has determined that Mr. Cleveland’s dual role as the Fund’s Chief Executive Officer and Chairman of the Board is appropriate for this Fund.  Mr. Cleveland is an “interested person” in the Fund, giving him an additional incentive for its good performance and protection.  He has foregone compensation from the Fund for both roles except for his indirect benefit from the Adviser’s management fee based on growth of the Fund’s asset values and the growth in the market value of the Fund’s stock that he owns indirectly.  The appointment of a separate person serving as chairman would likely require the Fund to incur additional fee expense for the position, which the Board feels is unwarranted.  The Board feels that its considerable oversight of risk fuses well with the Board’s leadership structure.

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov.  Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling (800) 687-3863.  You may also obtain the description on the Fund’s website at www.rencapital.com.
.
Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30.  It is filed with the SEC on Form N-PX and is available without charge by calling (800) 687-3863 and on the SEC’s website at www.sec.gov.

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2011

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis.  Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested.  You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co.  You may terminate participation by notifying the Plan Agent in writing.  If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately.  Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC, whose telephone number is (718) 921-8275 and whose address is 40 Wall Street, New York, NY  10005.

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2011

CORPORATE INFORMATION

Executive Officers

Russell Cleveland	President and Chief Executive Officer

Z. Eric Stephens	Vice President

Scott E. Douglass	Vice President

Barbe Butschek	Secretary and Treasurer and Chief Financial Officer

Corporate Offices

RENN Global Entrepreneurs Fund, Inc.
Suite 210, LB-59
8080 North Central Expressway
Dallas, Texas  75206-1857

Phone:           (214) 891-8294
Fax:               (214) 891-8291
Email:          invrel@rencapital.com
Website:       www.rencapital.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY  11219
Phone:       (718) 921-8275

Independent Registered Public Accounting Firm

Malin, Bergquist & Company, LLP
3605 McKnight E. Drive
Pittsburgh, PA  15237
Phone:      (412) 364-9395

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2011

Item 2.	Code of Ethics.

The Fund has adopted a Code of Ethics applicable to the Fund’s principal executive officer, principal accounting officer, and persons designated by the Chief Executive Officer as performing similar functions, as required by Regulation S-K Item 406.  The Fund posts such Code of Ethics on the Fund’s website located at www.rencapital.com and intends to disclose material amendments or waivers of the Code of Ethics by posting promptly to the Fund’s website.  During the period covered by this report, there has been no amendment or waiver regarding such Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that J. Philip McCormick is qualified to serve as financial expert on its audit committee and that he is “independent,” as defined by the U.S. Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

The following table presents fees paid by the Fund for professional services rendered by Malin, Bergquist & Company, LLP for the years ended December 31, 2011 and 2010.

	2011	2010
Fee Category	Fees	Fees

Audit Fee	$77,886	$80,952
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total Fees	$77,886	$80,952

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements. No non-audit fees were paid to the independent audit firm of Malin, Bergquist & Company, LLP.

The Audit Committee generally requires pre-approval of engagements for all auditor services, which proposed services must be described in detail and which auditor must have been determined by the Audit Committee as independent.  One factor used by the Audit Committee in its assessment of an auditor’s independence is the amount of non-audit services performed for the Fund or its affiliates.  Any non-audit services which were not specified at the onset but which are made known to the Audit Committee and approved by it prior to the completion of an audit will be deemed pre-approved to the extent that the amount is less than five percent of the total auditor service fees for the year.  In the ordinary course of its duties the Chairman of the Audit Committee would be the member who would sign any pre-approval.  However, in his absence or incapacity any one of the other members of the Audit Committee may sign if the approval is time-sensitive and a majority of the other available members of the Audit Committee agreed to which member would be the signator.

The Fund does not ordinarily engage the auditor for non-audit services, and no non-audit services were approved or provided for the period covered by this report.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The members of the Registrant’s Audit Committee are Ernest Hill (Chairman), J. Philip McCormick and Charles Pierce, Jr.

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2011

Item 6.	Schedule of Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to its Investment Adviser, RENN Capital Group, Inc.  (“RENN Group”).  The Proxy Voting Policies and Procedures of RENN Group are set forth below. The guidelines are reviewed periodically by RENN Group and the Fund’s independent directors, and, accordingly, are subject to change.  For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to RENN Group.

“Introduction

“As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

“These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
“Proxy Policy

“We vote proxies relating to our portfolio securities in the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

“Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.”

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of the date of printing this report the Portfolio Managers for the Fund are:

Russell Cleveland, who has served as the Chairman of the Board, President, Chief Executive Officer, and a Class Three Director of the Fund, and majority stockholder of RENN Group since 1994.  He is a Chartered Financial Analyst.

Z. Eric Stephens, who has served as a Vice President of the Fund since August 2006 and as a Vice President of RENN Group since January 2006 and Chief Operating Officer of RENN Group since April 2009.  He is a Chartered Financial Analyst.

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2011

Item 8.	Portfolio Managers of Closed-End Management Investment Companies, continued.

Scott E. Douglass has served as a Vice President of the Fund and of RENN Capital Group, Inc. since November 2004.  He is a Chartered Financial Analyst.

As employees of the Adviser, each of the foregoing Portfolio Managers is also responsible for the day-to-day management of the portfolios of two foreign funds, none of which is an investment company registered in the United States or a pooled investment vehicle.  The total assets managed for those funds are $75,942,169 as of December 31, 2011.

There could appear to be a potential conflict of interest for the Portfolio Managers in that the Adviser does not receive an incentive fee from the Fund, whereas it does receive performance fees from at least some of the other funds it manages.  However, investment opportunities that are appropriate for the Fund are considered concurrently with the assessment of the opportunity for the Adviser’s other clients, and the amount prorated to the Fund is determined according to SEC guidelines for permitted co-investments, which proration is reviewed by the Fund’s Board of Directors.  In addition, the Portfolio Managers’ compensation structures have no specific provision for participation calculated on the performance of any particular client of the Adviser.

The Portfolio Managers are employed by RENN Capital Group, Inc. which is the Investment Adviser to the Fund.  The Portfolio Managers are compensated by annual salaries and occasional bonuses.  Bonuses are generally paid when one or more of the Adviser’s managed funds pay an incentive fee.  Two of the Adviser’s three managed funds have incentive fee arrangements.  The Fund does not have an incentive fee arrangement.

Russell Cleveland is the only Portfolio Manager that has beneficial ownership in the Fund, and it was over $1,000,000 as of December 31, 2011.

Item 9.	Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

Neither the Fund nor any Affiliated Purchaser, nor any person on their behalf, has purchased any of the Fund’s securities in the period covered by this report.  The purchase of the Fund’s securities is authorized under its Dividend Reinvestment Plan and Cash Purchase Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.  The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act.  No such proposals were received.

Item 11.	Controls and Procedures.

Under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, within the ninety days immediately preceding the filing of this report we evaluated  the effectiveness of our disclosure controls and procedures as required by Rule 13a-15(b) under the Securities Exchange Act of 1934.  Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of that date to provide reasonable assurance that the information we are required to disclose in reports that we file under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and includes controls and procedures designed to ensure that information required to be disclosed by us in such reports is accumulated and communicated to our management, including the principal executive officer and principal financial officer, in sufficient time to allow timely decisions regarding required disclosure.

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2011

Item 12.	Exhibits.

EXHIBIT	DESCRIPTION OF EXHIBIT
(a)(1)	Code of Ethics for Senior Financial Officers (not attached - see Item 2).
(a)(2)	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, attached as EX-99.CERT.N-CSR RC.
(a)(2)	Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, attached as EX-99.CERT.N-CSR BB.
(a)(3)	Not applicable.
(b)	Certification of Principal Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached as EX-99.906CERT.N-CSR RC.
(b)	Certification of Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached as EX-99.906CERT.N-CSR BB.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Global Entrepreneurs Fund, Inc.

By: /s/ Russell Cleveland
Russell Cleveland
Chief Executive Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

RENN Global Entrepreneurs Fund, Inc.	RENN Global Entrepreneurs Fund, Inc.
By: /s/ Russell Cleveland	By: /s/ Barbe Butschek
Russell Cleveland	Barbe Butschek
Chief Executive Officer	Chief Financial Officer

Date: February 29, 2012	Date: February 29, 2012